UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 26, 2019

GREEN TECHNOLOGY SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-11248	84-0938688
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14173 Northwest Freeway, Suite 237

Houston, Texas 77040

(Address of principal executive offices) (Zip Code)

(408) 432-7285

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:  None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

On July 26, 2019 (“Execution Date”), Green Technology Solutions, Inc. (the “Company” or “GTSO”) signed a letter agreement (the “Agreement”) for acquisition of control of the Company by Grupo Milagro LLC of Laguna Hills California.

GTSO has engaged accountants and auditors to prepare comprehensive financial statements to be included in a form 10-K for the year ended December 31, 2018 and the 6 months ended June 30, 2019 to be filed with the Securities and Exchange Commission that will cause the Company be current with the filings required by Section 15 (d) of the Securities Exchange Act of 1934.

Item 9.01 Financial Statements and Exhibits

10.1	Letter Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 22, 2019

Green Technology Solutions, Inc.

By:	/s/ Kathleen Delaney
Kathleen Delaney, CEO